                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              LEE PHARMACEUTICALS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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


                                LEE PHARMACEUTICALS
                              1434 Santa Anita Avenue
                          South El Monte, California 91733


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

   The Annual Meeting of the Shareholders of LEE PHARMACEUTICALS, a California corporation, will be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 9, 1999, at 1:30 p.m., for the following purposes:

1. To elect directors for the ensuing year or as otherwise provided in the Bylaws;

2.   To approve the appointment of George Brenner, CPA, as independent auditor;

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed January 25, 1999, at the close of business, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

   WE URGE YOU TO VOTE ON THE BUSINESS TO COME BEFORE THE MEETING BY EXECUTING AND RETURNING THE ENCLOSED PROXY OR BY CASTING YOUR VOTE IN PERSON AT THE MEETING.

                                        By order of the Board of Directors.


                                        MICHAEL L. AGRESTI, Secretary


South El Monte, California
February 2, 1999

                                LEE PHARMACEUTICALS
                              1434 Santa Anita Avenue
                          South El Monte, California 91733

                                  PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS -- MARCH 9, 1999

   This statement is furnished in connection with the Annual Meeting of the Shareholders to be held on March 9, 1999. Shareholders of record at the close of business on January 25, 1999, will be entitled to vote at the meeting and this statement was mailed to each of them on approximately February 2, 1999.

                          VOTING SECURITIES OF THE COMPANY

   Common Stock, of which 4,135,162 shares were outstanding on the record date, constitutes the only security of the Company the holders of which are entitled to vote at the meeting. Each share of stock is entitled to one vote except that shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of his intention to cumulate his votes. So called "broker nonvotes" will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any proposal.

                                      PROXIES

   Proxies are being solicited by the Company, and the persons named as proxies were selected by the Company. The Company will bear all costs of the solicitation (estimated to be $6,500) and will reimburse brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock. Any shareholder giving a proxy has the right to revoke it at any time by either giving the Company's Secretary a written notice revoking the prior proxy or by signing, dating and returning a new proxy card. The proxy card with the latest date will be honored.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the only persons who, as of December 31, 1998, were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock:

        NAME AND ADDRESS                   SHARES OWNED            PERCENT
       OF BENEFICIAL OWNER              AT DECEMBER 31, 1998       OF CLASS
       -------------------             --------------------       --------
          Ronald G. Lee                   1,245,450 shares (1)        28%
      1434 Santa Anita Avenue
     South El Monte, CA  91733

   The following table sets forth the ownership of the Company's Common Stock by its directors and its named executive officers and all executive officers and directors as a group.

                                     COMPANY SHARES
                                  BENEFICIALLY OWNED ON         PERCENT
     NAME                           DECEMBER 31, 1998           OF CLASS
     ----                         ---------------------         --------
     Ronald G. Lee                 1,245,450 shares (1)           28%
     Dr. Henry L. Lee              197,334 shares   (1)(2)         5%
     William M. Caldwell IV        41,600 shares    (1)            1%
     All officers and directors
       as a group (4 persons)      1,636,086 shares (1)(2)        35%

----------
(1) Includes shares subject to options exercisable at or within 60 days after December 31, 1998.

(2) Includes 28,000 shares of the Company's Common Stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.

                               ELECTION OF DIRECTORS

   At the meeting, three (3) directors are to be elected for the ensuing year and until their successors are duly elected and qualified or as otherwise provided in the Bylaws. The total number of authorized directors is five
(5), therefore two vacancies exist.

   The nominees for directors are Dr. Henry L. Lee, Ronald G. Lee and William
M. Caldwell IV, all currently directors of the Company. Information regarding the nominees is set forth below.

   If the enclosed proxy is duly executed and received in time for the meeting, the shares represented thereby will be voted, and it is the intention of the persons named therein to vote, absent instruction to the contrary, for the three (3) persons listed above who were nominated by the Board of Directors for re-election as directors of the Company; however, in the case of cumulative voting, the proxy holders may cumulate the votes for one or more of the nominees. In the event any nominee for director becomes unavailable and a vacancy exists, it is intended either (a) that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors, or (b) that the number of directors will be reduced accordingly. The persons receiving the greatest number of votes, up to five persons, will be elected.

                          DIRECTORS AND EXECUTIVE OFFICERS

    NAME AND                                                                        A DIRECTOR
 POSITIONS HELD                          PRINCIPAL OCCUPATION                       OR OFFICER
  WITH COMPANY          AGE          DURING THE PAST FIVE YEARS (1)                   SINCE
--------------------    ---   -----------------------------------------------       ----------
DR. HENRY L. LEE         72   Chairman of the Board of Lee Pharmaceuticals             1971
Director                      through April, 1995, when he retired, available
                              as a consultant, currently a Director of the
                              Company.

RONALD G. LEE            46   President and since April 1995 Chairman of the
President, Chairman           Board of the Company.                                    1977
and Director

MICHAEL L. AGRESTI       56   Vice President - Finance, Treasurer and Secretary        1977
Vice President -              of the Company.
Finance, Treasurer and
Secretary

WILLIAM M. CALDWELL IV   51   President of Union Jack Group, Inc., a merchant          1987
Director                      banking firm.

----------
(1) None of the companies named, other than the Company, is a parent, subsidiary or other affiliate of the Company.

     All directors attended the three meetings of the board that occurred during fiscal 1998 except Dr. Henry L. Lee who attended two of the three meetings. The Company has an audit committee which consists of three directors:
     Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV. There were no audit committee meetings held during the fiscal year. The Company does not have a nominating or compensation committee.

                              FAMILY RELATIONSHIPS

   Dr. Henry L. Lee is the father of Ronald G. Lee.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

   Based upon the Company's review of reports filed by directors and executive officers of the Company with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 and written representations of persons required to file such reports, the Company believes all such required reports were filed by the directors and executive officers during fiscal 1998, except that Dr. Henry L. Lee and Ronald G. Lee filed Form 5s late with respect to a gift of stock from Dr. Henry L. Lee to Ronald G. Lee.

                                EXECUTIVE COMPENSATION

   The following table sets forth information with respect to remuneration paid by the Company to the executive officers of the Company in fiscal 1998 with total annual salary and bonus of at least $100,000 for services in all capacities while acting as officers and directors of the Company during the fiscal years ended September 30, 1998, 1997, and 1996.

                             SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                               ANNUAL COMPENSATION             AWARDS
                                         -------------------------------    ------------
     Name and                                            Other Annual                           All Other
 Principal Position         Year         Salary ($)     Compensation ($)    Options (#)      Compensation ($)
-------------------         ----         ----------     ----------------    -------------    ----------------
Ronald G. Lee               1998           222,574          3,471 (1)       212,000 (2)            --
 President, Chairman        1997           220,616          5,617 (1)       568,000 (2)            --
 and Director               1996           179,624          2,382 (1)            --                --

----------
(1) Constitutes reimbursement of medical and dental expenses not covered by the Company's insurance plan.

(2) The Company granted 212,000 stock options on January 28, 1998, which had an option price of $.22 at the date of grant and 568,000 stock options on March 12, 1997, which had an option price of $.176 at the date of grant.

       Each of the directors of the Company who is not employed by the Company receives a director's fee of $750 for each quarter and $500 for each meeting of the Board of Directors attended, except Dr. Henry L. Lee.
       As holder of the honorary title of Founder Chairman, Dr. Lee waived his fees.

   The following summary sets forth information as to certain options to purchase shares of Common Stock from the Company.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND FISCAL YEAR END OPTION VALUES

                                                     VALUE OF UNEXERCISED
                  NUMBER OF UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                     AT FISCAL YEAR END (#)            FISCAL YEAR END ($)
   NAME             EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
 -------------      -------------------------      -------------------------
 Ronald G. Lee          297,666/617,334                   6,437/12,875

   Based upon the market price of the stock (.21CENTS per share) on September 25, 1998, which was the closest date to September 30, 1998 that the stock was traded, 568,000 unexercised options are currently "in-the-money."

   The following summary sets forth information as to certain options to purchase shares of Common Stock from the Company which were granted under the Company's 1997 Employee Incentive Stock Option Plan during fiscal 1998.

                         OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------
                 NO. OF SHARES       % OF TOTAL
                  UNDERLYING       OPTIONS GRANTED
                   OPTIONS         TO EMPLOYEES IN      EXERCISE OF BASE    EXPIRATION
     NAME          GRANTED           FISCAL YEAR        PRICE ($/SHARE)        DATE
-------------    ----------          -----------        ---------------     ------------
Ronald G. Lee      212,000              100                   .22             1/27/2003

                              RELATED PARTY TRANSACTIONS

   Dr. Henry L. Lee, former Chairman of the Board, and his mother have advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of the notes with Dr. Henry L. Lee were amended to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 8.5%, on September 30, 1998. At September 30, 1998, the amount of loans outstanding from the former Chairman and his mother was $2,754,000. During fiscal year ending September 30, 1998, the total interest expensed to related parties was $240,000. The amount of interest paid was $153,000 and the accrued liability was $392,000 as of September 30, 1998.

   Ronald G. Lee, President, has advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of Ronald G. Lee's notes were amended (except for a $65,000 note) to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 8.5%, on September 30, 1998. At September 30, 1998, the amount of loans outstanding from the President was $475,000. During fiscal year ending September 30, 1998, the total interest expensed to related parties was $35,000. The amount of interest paid was $24,000 and the accrued liability was $71,000 as of September 30, 1998.

   In 1991, the Company sold and leased back two of its operating facilities in a transaction with its former Chairman. An initial gain was recognized and a deferred gain was recorded which is to be amortized over the term of the two leases which expire November 2000. The amount of deferred gain realized during 1998 and 1997 was $65,000. The amounts of rents paid to related parties were $133,000 and $133,000 for September 30, 1998, and 1997 respectively.

                         APPOINTMENT OF INDEPENDENT AUDITOR

   Shareholders will be asked to approve the appointment of George Brenner, CPA, as independent auditor of the Company for the fiscal year 1999. George Brenner, CPA, has served as independent auditor of the Company commencing October 27, 1995. George Brenner, CPA, is expected to be present at the meeting and shall have the opportunity to make any statements he desires to make and to respond to appropriate questions.

   The following resolution will be offered by the management at the meeting:

   RESOLVED that the selection of George Brenner, CPA, as the independent auditor of the Company for the fiscal year ending September 30, 1999, is hereby ratified and approved.

   Prior to such firm's engagement, George Brenner, CPA was not consulted by the Company (or anyone acting on its behalf) regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lee Pharmaceuticals' financial statements or (2) any matter that was either the subject of a "disagreement" of a "reportable event" as such terms are defined in Regulation S-K promulgated by the Securities and Exchange Commission.

                               SHAREHOLDER PROPOSALS

   Proposals of shareholders intended to be presented at the next annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such meeting on or before October 5, 1999. A shareholders' proposal will be considered untimely filed and not considered at the next Annual Meeting of Shareholders if it is received by the Company after December 19, 1999.

                                   OTHER MATTERS

   The management is not aware of any other matters to be presented to the meeting for action by the shareholders. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

   THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANYONE RECEIVING THIS PROXY STATEMENT A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, UPON A WRITTEN REQUEST DIRECTED TO LEE PHARMACEUTICALS, 1434 SANTA ANITA AVENUE, SOUTH EL MONTE, CALIFORNIA, 91733, ATTENTION:
CORPORATE SECRETARY.



                                        By order of the Board of Directors.


                                        MICHAEL L. AGRESTI, Secretary


South El Monte, California
February 2, 1999

                                  REVOCABLE PROXY
                                LEE PHARMACEUTICALS

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        For Annual Meeting of Shareholders
                                on March 9, 1999

   The undersigned, a shareholder of LEE PHARMACEUTICALS, hereby con-stitutes and appoints RONALD G. LEE and MRS. MARTHA ALVAREZ, and each of them (with full power to act without the other), as proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Company called and to be held at 1434 Santa Anita Avenue, South El Monte,
California, on Tuesday, March 9, 1999 at 1:30 o'clock p.m. and any adjournment thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present, including but not limited to the power to cumulate votes for one or more nominees listed hereon.

     1. ELECTION OF DIRECTORS (except as marked to the contrary below):
     For     Withhold     For All Except
     [  ]      [  ]            [  ]
     Henry L. Lee, Jr., Ronald G. Lee and William M. Caldwell IV

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     _________________________________________________________________________

2. PROPOSAL TO APPROVE THE APPOINTMENT OF GEORGE BRENNER, CPA, as independent auditor of the corporation.
                                                    For    Against   Abstain
                                                    [  ]     [  ]      [  ]

3. Upon all matters which may properly come before said meeting, including matters incident to the conduct of the meeting or any adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies, or their substitutes, may lawfully do by virtue thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

     Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date         /-------------------------------------/
  this Proxy in the box below.          / Date                         , 1999 /
                                        /-------------------------------------/

/-----------------------------------------------------------------------------/
/                                                                             /
/ _____ Shareholder sign above________Co-holder (if any) sign above_____ / /-----------------------------------------------------------------------------/


 -----------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                             LEE PHARMACEUTICALS

/-----------------------------------------------------------------------------/
/                 PLEASE MARK/SIGN, DATE AND RETURN THIS PROXY                /
/                     PROMPTLY USING THE ENCLOSED ENVELOPE                    /
/-----------------------------------------------------------------------------/